UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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CESCA THERAPEUTICS INC. (Name of Registrant as Specified In Its Charter)

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Cesca Therapeutics Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

Telephone (916) 858-5100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 30, 2019

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cesca Therapeutics Inc. (the “Company” or “Cesca”), a Delaware corporation, will be held at the San Francisco Airport Marriott Waterfront, located at 1800 Old Bayshore Highway, Burlingame, CA 94010, on Thursday, May 30, 2019, at 9:00 a.m. (PT) for the following purposes:

1.	To elect the Company’s five (5) nominees to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.	To approve an amendment to the Company’s amended and restated certificate of incorporation, if necessary, in the form attached to the proxy statement as Appendix A to effect a reverse split;
3.	To approve an amendment to the Company’s 2016 Equity Incentive Plan;
4.	To approve the potential issuance of in excess of 19.99% of our outstanding common stock upon the conversion of an outstanding convertible note;
5.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and
6.	To transact such business as may properly come before the stockholders at the Annual Meeting.

These items are described more fully in the proxy statement attached to this notice. Please give your careful attention to all of the information in the proxy statement.

The Board of Directors of the Company has fixed the close of business on April 5, 2019 as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

By Order of the Board of Directors

/s/ Mr. James Xu

Corporate Secretary

May 3, 2019
Rancho Cordova, California

YOUR VOTE IS IMPORTANT

Even if you plan to attend the annual meeting in person, we request that you vote by submitting your proxy as early as possible by following the instructions to ensure that your shares will be represented at the annual meeting if for any reason you are unable to attend. If you do attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person.

PAGE

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROCEDURAL MATTERS	1
PROPOSAL 1 - ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	9
COMPENSATION OF DIRECTORS	11
EXECUTIVE OFFICERS	12
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CESCA THERAPEUTICS INC.	13
COMPENSATION OF NAMED EXECUTIVE OFFICERS	15
PROPOSAL 2 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT	18
PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO THE 2016 EQUITY INCENTIVE PLAN	25
EQUITY COMPENSATION PLANS	34
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	35
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	38
FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39
PROPOSAL 4 – APPROVAL OF THE POTENTIAL ISSUANCE OF IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF AN OUTSTANDING CONVERTIBLE NOTE	40
PROPOSAL 5 – RATIFICATION OF MARCUM LLP	43
STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT CESCA THERAPEUTICS INC. ANNUAL MEETING	44
ADDITIONAL INFORMATION	45
OTHER BUSINESS AT THE CESCA THERAPEUTICS INC. ANNUAL MEETING	46
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1

Cesca Therapeutics Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 30, 2019

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
AND PROCEDURAL MATTERS

Why am I receiving these materials?

The Board of Directors (the “Board”) of Cesca Therapeutics Inc. (the “Company” or “Cesca”) is making this proxy statement available to you by delivering a paper copy of this proxy statement to you by mail in connection with the solicitation of proxies for use at Cesca’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 30, 2019 and any adjournment or postponement thereof.  The Annual Meeting will be held at the San Francisco Airport Marriott Waterfront, located at 1800 Old Bayshore Highway, Burlingame, CA 94010, for the purpose of considering and acting on the matters set forth in this proxy statement.

These proxy materials and the accompanying annual report were first made available or mailed on May 3, 2019 to all Cesca stockholders entitled to vote at the Annual Meeting.  Cesca’s website is www.cescatherapeutics.com.

What proposals will be voted on at the Annual Meeting?

Cesca stockholders are being asked to vote on the following matters at the Annual Meeting:

1.	To elect the Company’s five (5) nominees to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To approve an amendment to the Company’s amended and restated certificate of incorporation, if necessary, in the form attached to the proxy statement as Appendix A to effect a reverse split;

3.	To approve an amendment to the Company’s 2016 Equity Incentive Plan;

4.	To approve the potential issuance of in excess of 19.99% of our outstanding common stock upon the conversion of an outstanding convertible note;

5.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

6.	To transact such business as may properly come before the stockholders at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Cesca’s Board set April 5, 2019 as the record date for the Annual Meeting. If you owned Cesca common stock at the close of business on April 5, 2019, you may attend and vote at the meeting. By using a proxy, you may vote whether or not you attend the meeting, as described below. As of April 5, 2019, there were 22,149,147 shares of Cesca common stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with Cesca’s transfer agent, Computershare Investor Services LLC, you are considered the “stockholder of record” with respect to those shares, and the notice or these proxy materials have been sent directly to you by Cesca.

Some Cesca stockholders hold their shares through a broker, bank or other nominee, rather than directly in their own names. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of those shares held in street name, and the notice or these proxy materials have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

How many votes do I have?

You are entitled to one vote for each share of Cesca common stock you owned at the close of business on the record date.

What should I do if I receive more than one notice or set of voting materials?

You may receive more than one notice or set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one notice or proxy card. Please vote by telephone or the Internet with respect to each notice that you receive, or complete, sign, date and return each proxy card and voting instruction card that you receive, to ensure that all of your shares are voted at the Annual Meeting.

How can I vote my shares in person at the Annual Meeting?

If you are the stockholder of record of shares of Cesca common stock, you have the right to vote in person at the Annual Meeting with respect to those shares.

If you are the beneficial owner of shares of Cesca common stock, you are invited to attend the Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you obtain a legal proxy from your broker, bank or nominee giving you the right to vote the shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instructions as described in the next Q&A so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

If you are the stockholder of record, you may instruct the proxy holders how to vote your shares by using the Internet voting site or the toll-free telephone number provided on the website to which the notice directs you or, if you have requested paper copies of the proxy materials, by completing, signing, dating and returning a requested proxy card in the provided, postage pre-paid envelope or by using the Internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the Internet and telephone voting systems are on the website and proxy card (and repeated in the box below). The Internet and telephone voting systems for stockholders of record will be available until 1:00 a.m., Central Time, on May 30, 2019 (the morning of the Annual Meeting).

If you are the beneficial owner of shares of Cesca common stock held in street name, you have the right to direct your broker, bank or nominee on how to vote your shares. Your broker, bank or nominee has provided a notice that directs you to a website with Internet and toll-free telephone voting instructions (repeated in the boxes below) or, if you have requested paper copies of the proxy materials, enclosed is a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Specific voting instructions for Internet and website voting are as follows:

VOTE BY INTERNET

Shares Held of Record:

www.envisionreports.com/KOOL

Shares Held Through Broker, Bank or Nominee:

Internet:  www.proxyvote.com

24 hours a day/7 days a week

Through 1:00 am Central Time, May 30, 2019

INSTRUCTIONS:

Read this Proxy Statement.

Go to the applicable website listed above.

Have your notice of proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

VOTE BY TELEPHONE

Shares Held of Record:

1-800-652-VOTE (8683)

Shares Held Through Broker, Bank or Nominee:

1-800-579-1639

Toll-free 24 hours a day/7 days a week

Through 1:00 am Central Time, May 30, 2019

INSTRUCTIONS:

Read this Proxy Statement.

Call the applicable toll-free number above.

Have your notice of proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

Can I change or revoke my vote after I return a proxy card or voting instruction card?

If you are the stockholder of record, you may revoke your proxy or change your vote by:

●

Delivering to the Corporate Secretary of Cesca, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares (such written notice should be hand delivered to Cesca’s Corporate Secretary or should be sent so as to be delivered to Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, CA 95742, Attention: Corporate Secretary);

●	Attending the Annual Meeting and voting in person; or

●	Making a timely and valid later Internet or telephone vote, as the case may be, if you have previously voted on the Internet or by telephone in connection with the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may change your vote by:

●	Submitting new voting instructions to your broker, bank or other nominee in a timely manner; or

●	Attending the Annual Meeting and voting in person, if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Can I attend the Annual Meeting?

All Cesca stockholders as of the record date, April 5, 2019, or their duly appointed proxies, may attend the Annual Meeting. If you are the beneficial owner of Cesca shares held in street name, please bring proof of ownership such as a brokerage statement or letter from the broker, bank or other nominee that is the owner of record of the shares.

How many votes must be present or represented to conduct business at the Annual Meeting?

The presence of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Presence is determined by the stockholder entitled to vote the shares being present at the Annual Meeting or having properly submitted a proxy with respect to the shares. In compliance with Delaware General Corporate Law, abstentions and broker “non-votes” will be counted as present and entitled to vote at the Annual Meeting and are thereby included for purposes of determining whether a quorum is present at the Annual Meeting.

What is a “broker non-vote”?

A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

Brokers normally have discretion to vote on “routine matters,” but not on non-routine matters. The only routine matter being voted on at the Annual Meeting is the ratification of our independent public accounting firm.

What is the voting requirement to approve each of the proposals?

A plurality of the voting power of the shares of common stock present in person or represented by proxy at the Annual Meeting is required for the election of directors (Proposal 1). Thus, the nominees for director receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders. In other words, the five nominees will be elected if they receive more affirmative votes than any other nominee for the same position. There is no cumulative voting in the election of directors.

The affirmative vote of the shares of common stock outstanding and entitled to vote at the Annual Meeting is required to approve Proposal 2. Accordingly, broker non-votes and abstentions will have the same effect as a vote “Against” Proposal 2.

The affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting are required to approve Proposals 3, 4 and 5. A broker non-vote on a proposal is not a vote cast on that proposal, but is present for purposes of determining a quorum. Accordingly, a broker non-vote will have no effect on the vote outcome of Proposals 3, 4 and 5. Abstentions will have the same effect as a vote “Against” these proposals.

How are votes counted?

With respect to the election of directors, you may vote “FOR” or “WITHHOLD” on each of the five nominees.

With respect to other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN” on each proposal. Abstentions are deemed to be votes cast and thereby have the same effect as a vote “Against” the proposal. Except for Proposal 2 where a broker non-vote has the same effect as a vote “Against” Proposal 2, broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on Proposals 3, 4 and 5.

What happens if one or more of the director nominees is unable to stand for election?

The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have submitted your proxy via the Internet or by telephone or completed and returned your proxy card or voting instruction card, Chris Xu or James Xu as proxy holders, will have the discretion to vote your shares for the substitute nominee.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting. We will provide final results on a Form 8-K within four business days of the Annual Meeting.

Who pays for the proxy solicitation process?

Cesca will bear the cost of soliciting proxies, including the cost of preparing, posting and mailing proxy materials. In addition to soliciting stockholders by mail and through its regular employees, Cesca will request brokers, banks and other nominees to solicit their customers who hold shares of Cesca common stock in street name. Cesca may reimburse such brokers, banks and nominees for their reasonable, out-of-pocket expenses. Cesca may also use the services of its officers, directors and employees to solicit proxies, personally or by telephone, mail, facsimile or email, without additional compensation other than reimbursement for reasonable, out-of-pocket expenses. Cesca has retained Georgeson, Inc. to aid in the solicitation of proxies and anticipate that the costs of such services will be approximately $15,000.

How do I get an additional copy of the proxy materials?

If you would like an additional copy of this proxy statement or Cesca’s 2018 annual report to stockholders, these documents are available in digital form for download or review by clicking on the “Investors” tab at www.cescatherapeutics.com. Alternatively, we will promptly send a copy to you upon request by mail to Cesca Therapeutics Inc., Attention: Corporate Secretary, 2711 Citrus Road, Rancho Cordova, CA 95742 or by calling the Corporate Secretary of Cesca Therapeutics at (916) 858-5100.

How do I get proxy materials electronically?

We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, proxy statement and other correspondence may be delivered to you via email. Electronic delivery of stockholder communications helps Cesca to conserve natural resources and to save money by reducing printing, postage and service provider costs.

Stockholders of Record: If you vote your shares using the Internet at www.envisionreports.com/KOOL, please follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners: If you vote your shares using the Internet at www.proxyvote.com, please complete the consent form that appears on-screen at the end of the Internet voting procedure to register to receive stockholder communications electronically. Stockholders holding through a bank, broker or other nominee may also refer to information provided by the bank, broker or nominee for instructions regarding how to enroll in electronic delivery.

PROPOSAL 1
ELECTION OF DIRECTORS

General Information

Our bylaws presently provide that the number of directors may be fixed by resolution of the Board from time to time. Currently, the Board has fixed the number of directors at five (5).

On April 16, 2018, we entered into the First Amended and Restated Nomination and Voting Agreement that we originally entered into with Boyalife (Hong Kong) Limited, our largest stockholder (“Boyalife HK”), on February 13, 2016 (the “Restated Nomination Agreement”). The Restated Nomination Agreement provides that Boyalife HK has the right to designate a number of directors of the Company that is in proportion to the “Boyalife Ownership Percentage”, which is Boyalife HK’s and its affiliates’ combined percentage ownership of outstanding common stock, treating as outstanding any shares of common stock underlying convertible securities that are immediately exercisable by Boyalife HK and its affiliates’ (including under the Note (as defined below) without any further payment (the “Boyalife Ownership Percentage”). The Restated Nomination Agreement will terminate according to its terms when and if the Boyalife Ownership Percentage falls below 20%.

Although the Boyalife Ownership Percentage is 31.6% as of the record date for the Annual Meeting and therefore Boyalife HK has the right pursuant to the Restated Nomination Agreement to designate two (2) directors, the Board’s Nomination and Governance Committee has recommended, and Boyalife HK has concurred, that each of the existing five (5) directors be nominated for reelection as directors at the Annual Meeting.

Nominees for Director

The below nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Each of the director nominees listed below are currently serving as directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. Each director who is elected shall hold office until the next annual meeting of stockholders, or until the earlier of their death, resignation or removal, or until such director’s successor is duly elected and qualified.

Age
Xiaochun (Chris) Xu, Ph.D, MBA	48

Russell Medford, MD, Ph.D.	64

Joseph (Jeff) Thomis, Ph.D.	73

Mark Westgate	49

James Xu	48

Biographies

Xiaochun (Chris) Xu, PhD, MBA	Director since March 2016

On November 13, 2017, the Board elected Dr. Xu as President and Chief Executive Officer (“CEO”) (transitioning from interim Chief Executive Officer as of November 2016; he joined the Board of Directors in March 2016 and currently serves as Chairman of the Board). Dr. Xu is also a member of the board of directors of our wholly-owned subsidiary, ThermoGenesis Corp. Dr. Xu has been the Founder, Chairman and CEO of Boyalife Group Ltd., China since July 2009. From 2008-2009, he was Vice President at Founder Group, a major Chinese technology conglomerate with interests in information technology, pharmaceuticals, real estate, finance, and commodities trading. From 2000-2008, Dr. Xu served in various management positions at Pfizer Inc., and two NASDAQ publicly traded bio-pharmaceutical companies. Dr. Xu received his B.SC. in Biochemistry from the University of Saskatchewan, his Ph.D. degree in Immunology from Washington University School of Medicine (St. Louis, USA) and an Executive MBA degree from Emory University (Atlanta, USA). We believe that Dr. Xu is well qualified to serve as a director, due to his extensive and varied experience and knowledge as an executive and investor in the biotechnology, medical device, and pharmaceuticals industry, and we believe that Dr. Xu will be a valuable asset to the Company and its Board.

Russell Medford, MD, PhD	Director since February 2017

In February 2017, Dr. Medford was appointed to the Board of Directors. Dr. Medford has been a Managing Partner of the Salutramed Group, LLC, a life sciences management consultancy since 2012. Dr. Medford has served as the CEO of healthEgames, Inc., and Covanos, Inc., both digital healthcare companies and as the Chairman of ViaMune, Inc., an immuno-oncology therapeutics company, since 2014. From 1993 to 2009, Dr. Medford served as co-founder, President, CEO and Director of AtheroGenics, Inc (AGIX). On September 15, 2008, an involuntary petition under Chapter 7 of the United States Bankruptcy Code was filed against AGIX in the United States Bankruptcy Court for the Northern district of Georgia (the “Bankruptcy Court”) by certain holders of its 4.5% Convertible Notes due 2008. On October 6, 2008, AGIX consented to the bankruptcy filing and moved in the Bankruptcy Court to convert the Chapter 7 case to a case under Chapter 11 of the United States Bankruptcy Code. Dr. Medford was a founding Board Director of Inhibitex, Inc. (INHX) until it was acquired by Bristol-Myers-Squibb in 2012. Dr. Medford is a board-certified physician, and currently holds numerous trustee or board positions including Georgia Global Health Alliance, Inc., and Georgia BIO. Dr. Medford served on the faculties of both the Harvard Medical School and Emory University School of Medicine and obtained his MD and PhD from the Albert Einstein College of Medicine. We believe that Dr. Medford is well qualified to serve as a director, due to his experience as a founder and executive of several pharmaceutical development companies, and we believe that Dr. Medford will be a valuable asset in connection with the Company’s clinical development activities. Dr. Medford is one of our independent directors pursuant to applicable NASDAQ rules and is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).

Joseph (Jeff) Thomis, PhD	Director since January 2017

Dr. Thomis joined our Board of Directors in January 2017. Since 2012 he has been the CEO at Thomis Consulting BVBA and a partner in OxOnc Development LP, an oncology product development company. From 1997-2012 he was employed at Quintiles Transnational where he held numerous positions including Chairman of the American Management Board, President of Global Clinical Development Services and President of European Clinical Development Services. Dr. Thomis has served as a non-executive director at NovaQuest LLC, a private equity company since 2014 and is a member of the audit committee and Chairman of the Board of Quotient Clinical, a translational pharmaceutics company since 2016. From 2013-2015, he served as Chairman of the Board of Idis Pharma, a global company providing unlicensed medicines to patients with unmet medical needs. From 2012 to 2013 he was a non-executive director of PDP Courier Services, Ltd and from 2010-2012 he was Chairman of the American Management Board of Quintiles. Dr. Thomis received his Ph.D. in Pharmaceutical Sciences from the University of Leuven in Belgium. We believe that Dr. Thomis is well qualified to serve as a director, due to his extensive experience with clinical trials and contract research organizations, which we believe will enable him to provide valuable insight and knowledge with respect to the Company’s clinical development activities. Dr. Thomis is one of our independent directors pursuant to applicable NASDAQ rules.

Mark Westgate, CPA	Director since May 2017

Mr. Westgate joined our Board of Directors in May 2017. Mr. Westgate was most recently the Chief Financial Officer of Hitachi Chemical Advanced Therapeutics Solutions, LLC (formerly PCT Cell Therapy Services, LLC), a position he held from 2011 to October 2018. From 2002 to 2011, he was Chief Financial Officer, Treasurer and Assistant Secretary for Apricus Biosciences, Inc. (formerly NexMed, Inc.), a drug development company (NASDAQ: APRI). From 1998-2002, Mr. Westgate was group Controller and Treasurer of Lavipharm Corp., an international pharmaceutical research and development company. He received his Bachelor of Business Administration in Public Accounting from Pace University. Mr. Westgate is a Certified Public Accountant in the state of New York. We believe that Mr. Westgate is well qualified to serve as a director, due to his experience as a principal financial officer in both publicly traded and privately held life sciences companies, which we believe will provide substantial insight to the Board, particularly in connection with finance and accounting matters. Mr. Westgate is one of our independent directors pursuant to applicable NASDAQ rules and is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).

James Xu, JD, LLM and MBA	Director since November 2016

Mr. Xu joined our Board of Directors in November 2016, and in June 2018, Mr. Xu joined the Company’s management team as General Counsel and Sr. Vice President of Legal Affairs.  In March 2019, Mr. Xu’s titled was changed to General Counsel and Sr. Vice President of Legal Affairs and Cybersecurity. Mr. Xu has been the General Counsel of the Boyalife Group Ltd. since 2010. Mr. Xu received his Master of Science in Electrical Engineering and MBA from the University of Mississippi, J.D. and LLM in Taxation from DePaul Law School, LLM in Intellectual Properties and LLM in Information Technologies from John Marshall Law School. Mr. Xu is a practicing attorney and licensed CPA in the State of Illinois. Mr. Xu is also a Patent Lawyer licensed by U.S. Patent and Trademark Office. We believe that Mr. Xu is well qualified to serve as a director, due to his technical, legal, and accounting knowledge, which we believe will bring a unique cross-disciplinary skill set to the Board’s oversight of the Company’s operations and development activities.

Vote Required

A plurality of the voting power of the shares of common stock present in person or represented by proxy at the Annual Meeting is required for the election of directors. Thus, the nominees for director receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

General

Our Board believes that good corporate governance is important to ensure that Cesca is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters and code of ethical conduct described below are available under the investor information section of our website at www.cescatherapeutics.com.

Board Operating and Governance Guidelines

Our Board has adopted a number of operating and governance guidelines, including the following:

-	Formalization of the ability of each committee to retain independent advisors;

-	Directors have open access to the Company’s management; and

-	Independent directors may meet in executive session prior to or after each regularly scheduled Board meeting without management present.

Our Board has concluded that Dr. Russell Medford, Dr. Joseph Thomis and Mr. Mark Westgate are “independent” as defined by NASDAQ and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as that term relates to membership on our Board, and the Board is comprised of a majority of independent directors.

Board Leadership Structure

Dr. Chris Xu serves as both our Chairman of the Board and CEO. The Board and its independent directors believe the most effective Board leadership structure at the present time is for the CEO to serve as Chairman of the Board. The independent directors believe because the CEO is ultimately responsible for executing our strategy and because our performance is an integral part of the deliberations undertaken by the Board, the CEO is the director best qualified to act as our Chairman of the Board at this time. The Board reserves the authority to modify this structure to best address and advance the interests of all stockholders, as and when appropriate.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing risk management. The Board regularly reviews information regarding the Company’s liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of risks relating to financial reporting, internal controls and compliance with legal and regulatory requirements. The Governance and Nominating Committee oversees the management of risks associated with corporate governance, the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Governance and Nominating Committee

The Governance and Nominating Committee was formed to address general governance and policy oversight; succession planning; to identify qualified individuals to become prospective directors and make recommendations regarding nominations for the Board; to advise the Board with respect to appropriate composition of Board committees; to advise the Board about and develop and recommend to the Board appropriate corporate governance documents and assist the Board in implementing guidelines; to oversee the annual evaluation of the Board and the Company’s CEO, and to perform such other functions as the Board may assign to the committee from time to time. The Governance and Nominating Committee has a Charter which is available on the Company’s website at www.cescatherapeutics.com. The Governance and Nominating Committee currently consists of three independent directors: Dr. Russell Medford (Governance and Nominating Committee Chairman), Dr. Thomis and Mr. Westgate.

Audit Committee

The Audit Committee of the Board makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter is available on the Company’s website at www.cescatherapeutics.com. The Audit Committee currently consists of the following three independent directors: Mr. Westgate (Audit Committee Chairman) and Drs. Medford and Thomis. The Board has determined that Mr. Westgate and Dr. Thomis are qualified as Audit Committee Financial Experts as defined in Regulation S-K Item 407(d)(5)(ii) and applicable NASDAQ rules.

Compensation Committee

The Compensation Committee of the Board reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our CEO, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board. The Compensation Committee has a charter which is available on the Company’s website at www.cescatherapeutics.com. The Compensation Committee consists of the three independent directors: Dr. Thomis (Compensation Committee Chairman), Dr. Medford and Mr. Westgate.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee were at any time an officer or employee of ours. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

Board and Committee Meetings and Attendance

During the calendar year ended December 31, 2108, the Board met five (5) times, the Audit Committee met four (4) times, the Compensation Committee met four (4) times, and the Governance and Nominating Committee met zero (0) times. Each director attended at least 75% of the meetings of the Board held while serving as a director.  We generally expect our directors to attend our annual meetings.  All of the directors elected to our Board at our most recent annual stockholders’ meeting, held June 22, 2018, were in attendance at that meeting.

Director Nominating Procedures

Subject to the Restated Nomination Agreement (as described above), the Governance and Nominating Committee assists our Board in identifying director nominees consistent with criteria established by our Board. Although the Governance and Nominating Committee does not currently have a specific policy with regard to consideration of director candidates recommended by stockholders, the committee believes that it would provide such recommendations the same consideration as other candidates.

Generally, nominees for director are identified and suggested to the Governance and Nominating Committee by the Company’s current directors or management using their business networks and evaluation criteria they deem important, which may or may not include diversity. While the Company does not have a specific policy regarding diversity and has not established minimum experience or diversity qualifications for director candidates, when considering the nomination of directors, the Governance and Nominating Committee does generally consider the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. The Company does not impose formal term limits on its directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us we believe that during the twelve months ended December 31, 2018, all filing requirements applicable to our officers, directors and greater that 10% beneficial owners were timely complied with.

Code of Ethics

We have adopted a code of ethics that applies to all employees, including our CEO and CFO, Controller or any person performing similar functions. A copy of our code of ethical conduct can be found on our website at www.cescatherapeutics.com. The Company will report any amendment or waiver to the code of ethics on our website within four (4) business days.

COMPENSATION OF DIRECTORS

Director Compensation Table

The following table sets forth the compensation received by each of the Company’s non-employee directors for the year ended December 31, 2018:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Russell Medford, Ph.D.	47,000	--	47,000
Jeff Thomis, Ph.D.	42,000	--	42,000
Mark Westgate	38,500	--	38,500

The following table sets forth the aggregate number of option awards held by each non-employee director as of December 31, 2018:

Name	Aggregate Number of ption Awards
Russell Medford, Ph.D.	33,500
Jeff Thomis, Ph.D.	33,500
Mark Westgate	33,500

Each non-employee director receives an annual fee of $15,000.  The chairperson of each standing committee receives an additional annual fee of $15,000 for the Audit Committee, $10,000 for the Compensation Committee, $7,000 for the Governance Committee, and $12,500 for the Scientific and Technical Committee.  Each non-chair committee member receives an annual fee of $7,500 for the Audit Committee, $5,000 for the Compensation Committee, $3,500 for the Governance Committee, and $6,000 for the Scientific and Technical Committee.

All fees are paid quarterly. In addition, we reimburse our directors for their reasonable expenses incurred in attending meetings of the Board and its committees.

In March 2018, the annual stock option grant was changed to a one-time grant of 54,000 shares, with 13,500 shares vesting annually starting December 31, 2018 with a ten-year life.

EXECUTIVE OFFICERS

Set forth below is information about the current executive officers of the Company as of April 5, 2019:

Name	Position	Age
Dr. Xiaochun (Chris) Xu, Ph.D., MBA	President, CEO and Chairman of the Board	48
Mr. Jeff Cauble	Principal Financial and Accounting Officer	46
Mr. James Xu	General Counsel, Sr. Vice President of Legal Affairs and Cybersecurity	48

Executive officers serve at the pleasure of our Board. To our management’s knowledge, there are neither any family relationships between any of our executive officers or key employees nor have any of our executive officers or key employees been involved in a legal proceeding that would be required to be disclosed pursuant to Item 401 (f) of Regulation S-K of the Exchange Act.

Biographies

The biographies for Dr. Xu and Mr. Xu can be found under Proposal 1 – Election of Directors.

Mr. Jeff Cauble was appointed Principal Accounting and Financial Officer on March 10, 2017. Mr. Cauble has been employed with the Company since 2010 and has served as Accounting Manager, Assistant Controller and Director of Finance. Mr. Cauble has over 20 years of accounting experience in various financial and managerial roles for Diamond Foods Inc. and E.&J. Gallo Winery. Mr. Cauble is a Certified Public Accountant in the state of California and graduated from University of Idaho with a BS in accounting and finance.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OF CESCA THERAPEUTICS INC.

The Company has only one class of stock outstanding, common stock.  The following table sets forth certain information as of April 5, 2019 with respect to the beneficial ownership of Company’s common stock for (i) each director and director nominee, (ii) each named executive officer herein, (iii) all of Company’s directors and executive officers as a group, and (iv) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of Company’s common stock. As of April 5, 2019, there were 22,149,147 shares of common stock outstanding.

To the Company’s knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Xiaochun (Chris) Xu, Ph.D, MBA	48,684,056	(2)	68.7%

Russell Medford	27,000	(3)	*	%

Jeff Thomis,Ph.D.	27,000	(4)	*	%

Mark Westgate	27,000	(5)	*	%

James Xu	47,625	(6)	*	%

Jeff Cauble	53,102	(7)	*	%

Vivian Liu	25,000	(8)	*	%

Officers & Directors as a Group (7 persons)	48,890,783		68.9%

5% Common Stockholders
Boyalife (Hong Kong) Limited	10,367,648	(9)	40.4%

Boyalife Asset Holdings II, Inc.	48,405,556	(10)	68.6%

*     Less than 1%.

(1)

“Beneficial Ownership” is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Some of the information with respect to beneficial ownership has been furnished to us by each director or officer, as the case may be.

(2)

Dr. Xu’s beneficial ownership represents (i) 278,500 shares issuable upon the exercise of options granted to him as CEO or a member of the Board of Directors, and (ii) 48,405,556 shares issuable upon the conversion of the Second Amended and Restated Convertible Promissory Note payable by the Company to Boyalife Asset Holding II, Inc. Dr. Xu has sole voting and dispositive power over the shares held by Boyalife Asset Holding II, Inc. Dr. Xu’s beneficial ownership as reflected in the above table does not include the 10,367,648 beneficial shares owned by Boyalife (Hong Kong) Limited. Dr. Xu’s spouse, Ms. Yishu Li, is the sole stockholder of Boyalife (Hong Kong) Limited. Dr. Xu disclaims beneficial ownership of these shares.

(3)	Represents shares issuable upon the exercise of options.
(4)	Represents shares issuable upon the exercise of options.
(5)	Represents shares issuable upon the exercise of options.
(6)	Represents shares issuable upon the exercise of options.
(7)	Includes 8,519 common shares and 44,583 shares issuable upon the exercise of options.
(8)	Represents 25,000 common shares.
(9)

Consists of 6,838,237 outstanding shares and 3,529,411 shares issuable upon the exercise of warrants. The business address of Boyalife (Hong Kong) Ltd. (“Boyalife Hong Kong”) is c/o Boyalife Group, Ltd. 800 Jiefang Road East, Wuxi City, China 214002. This information is based on a Form 4 filed with the SEC by Boyalife Hong Kong. Ms. Yishu Li is the sole owner of and has sole management control of Boyalife Hong Kong, and accordingly Ms. Li has sole voting and dispositive power over the shares of Company common stock owned by Boyalife Hong Kong. Ms. Li is the spouse of Dr. Xu, our CEO and a director.

(10)

Consists of 48,405,556 common shares issuable upon the conversion of the Second Amended and Restated Convertible Promissory Note payable by the Company to Boyalife Asset Holding II, Inc. If Proposal 4 is approved by the stockholders, the number of shares issuable upon conversion of such note will increase. Dr. Xu has sole voting and dispositive power over the shares held by Boyalife Asset Holding II, Inc.

Employment Agreements

Dr. Xiaochun (Chris) Xu. Dr. Xu has an employment agreement with the Company that provides that Dr. Xu is entitled to a base salary of $460,000 per annum and that Dr. Xu will devote at least of a majority of his full working time and efforts to the affairs of the Company. Dr. Xu is eligible to receive a performance bonus equal to a percentage of his base salary based on performance against annual objectives at the discretion of the Board (STI award). The target percentage is 60%, but the actual percentage as determined by the Board may range from 0% to higher than 100% of his base salary. Either of Dr. Xu or the Company may terminate the employment agreement at any time and for any reason. In the event that Dr. Xu’s employment is terminated by the Company without “Cause” or he resigns for “Good Reason” (each as defined in the employment agreement), he will be entitled to receive a sum equal to eighteen months of base salary in effect as of the termination date, a lump sum cash payment equal to one and a half times the most recently established and earned annual STI Award, all options to acquire Company common stock shall become vested as of the termination date, and the Company shall pay up to eighteen months of COBRA premiums. If Dr. Xu’s employment is terminated by the Company without Cause or he resigns for Good Reason, in each case, within three months prior to or eighteen months following certain changes in control of the Company, he will be entitled to receive a lump sum cash payment equal to thirty-six months of the base salary in effect as of the termination date, a lump sum cash payment equal to three times the most recently established and earned annual STI Award, all options to acquire Company common stock shall become vested as of the termination date, and the Company shall pay up to twenty four months of COBRA premiums.

Mr. Jeff Cauble. The Company does not have an employment agreement with Mr. Cauble.

Mr. James Xu.  The Company does not have an employment agreement with Mr. Xu.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain information regarding the compensation paid to our named executive officers (“NEOs”) for the fiscal year ended June 30, 2017, the six-month Transition Period ended December 31, 2017 and the fiscal year ended December 31, 2018:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Comp ($)	All Other Comp ($)	Total ($)
Chris Xu, Ph.D.	2018	460,000	--	--	193,000	--	--	653,000
Chief Executive Officer	2017TP	216,000	--	--	706,000	--	26,000(2)	948,000
	2017	263,000	--	--	104,000	--	--	367,000
Vivian Liu	2018	212,000	--	--	--	--	54,000(7)	266,000
Former COO (until	2017TP	128,000	--	--	589,000	--	26,000(2)	743,000
10/16/18)	2017	86,000	--	72,000	52,000	--	--	106,000
Jeff Cauble	2018	160,000	--	1,000	48,000	--	--	209,000
Principal Financial &	2017TP	80,000	26,000(3)	--	--	--	--	106,000
Accounting Officer	2017	143,000(4)	6,000	46,000	8,000	--	--	203,000
James Xu	2018	53,000	--	--	70,000		7,000(8)	130,000
General Counsel, Sr. Vice	2017TP	--	--		33,000		7,000	40,000
President of Legal Affairs and Cybersecurity	2017	--	--		3,000		23,000	26,000

(1)

The amounts reported are the aggregate grant date fair value of the awards computed in accordance with ASC 718. See Note [10] to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of assumptions made in the valuation of share-based compensation.

(2)	Represents grant date calculated value of ThermoGenesis options awarded on December 29, 2017.
(3)	Represents amounts earned under the Company’s 2017 short-term incentive program.
(4)	Includes payments through March 9, 2017 when Mr. Cauble was Director of Finance.
(5)	Represents payments when Mr. Cauble was Director of Finance.
(6)	Represents amounts earned under the Company’s 2016 short-term incentive program. Mr. Cauble received 2,856 shares on July 7, 2016 and $3,000 cash in September 2016 as payment.
(7)	Includes $39,000 severance upon termination of employment on October 16, 2018 and $15,000 pay-out of accrued vacation balance.
(8)	Includes board fees of $7,000 in 2018, $7,000 in 2017TP and $23,000 in 2017.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about outstanding option and stock awards held by the NEOs as of December 31, 2018. The grant date fair value of the awards granted during the year ended December 31, 2018, the six months ended December 31, 2017 and the year ended June 30, 2017 is disclosed in the Summary Compensation Table.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Chris Xu, Ph.D.	1,250	--	4.20	3/9/23
	1,250	--	$2.86	7/1/23
	50,000	--	$2.91	12/14/23
	60,000	240,000(1)	$3.00	12/29/27
		640,000(2)	$0.30	12/14/28
	160,000		$0.30	12/14/28
	6,000	24,000(3)	$1.50	12/29/27
Jeff Cauble	1,250	--	$12.60	9/10/22
	3,333	667(4)	$2.86	7/7/23
		160,000(2)	$0.30	12/14/28
	40,000		$0.30	12/14/28
James Xu		64,000(2)	$0.30	12/14/28
	16,000	--	$0.30	12/14/28
	3,375	10,125(5)	$0.44	6/22/28
	1,250	--	$2.84	11/3/23
	13,500	6,500(6)	$3.00	3/9/28
	13,500	--	$3.19	5/10/27

(1)	Vests in equal installments on December 31, 2019, 2020, 2021 and 2022.
(2)	Vests in equal installments on December 14, 2019, 2020, 2021 and 2022.
(3)	Represents ThermoGenesis options. Vests in equal installments on December 29, 2019, 2020, 2021 and 2022.
(4)	Vests on July 7, 2019.
(5)	Vests quarterly in equal installments through June 2021.
(6)	Vests on December 31, 2019.

Potential Payments upon Termination or Change in Control

Dr. Xu has certain change of control rights under his employment agreement as described above. The Compensation Committee considers these rights, on a case by case basis, to provide NEOs with the ability to make appropriate, informed decisions on strategy and direction of the Company that may adversely impact their particular positions, but nevertheless are appropriate for the Company and its stockholders. Our Compensation Committee believes that the Company should provide reasonable severance benefits to certain of its executive officers, recognizing that it may be difficult for such officers to find comparable employment within a short period of time and that severance arrangements may be necessary to attract highly qualified officers in a competitive hiring environment.

The following table describes the potential payments upon a hypothetical termination without cause, resignation for good reason or due to a change in control of the Company on December 31, 2018 for the NEOs. The actual amounts that may be paid upon an executive’s termination of employment can only be determined at the actual time of such termination.

Termination Without Cause or Resignation for Good Reason
Name	Salary ($)	Incentive Compensation ($)	Estimated Value of Accelerated Stock Options and Restricted Stock Awards(1) ($)	Health Benefits ($)	Total ($)
Chris Xu, Ph.D.	690,000(2)	414,000(2)	--	36,000	1,140,000
Jeff Cauble	--	--	--	--	--
James Xu	--	--	--	--	--
Termination Following a Change of Control
Chris Xu, Ph.D.	1,380,000(2)	828,000(2)	--	48,000	2,256,000
Jeff Cauble	--	--	--	--	--
James Xu	--	--	--	--	--

(1)

For purposes of this calculation, we used the closing price of our common stock on December 31, 2018 which was $0.27. The estimated value of accelerated vesting for outstanding stock options is $0 for all options in which the exercise price exceeded the closing price of our common stock as of December 31, 2018.

(2)	Payable in a lump-sum payment.

Actual Payments upon Termination

The following table describes the actual payments upon termination of the employment of Ms. Liu. Ms. Liu’s employment terminated October 16, 2018:

Name	Severance ($)	Incentive Compensation ($)	Estimated Value of Accelerated Stock Options and Restricted Stock Awards ($)	Health Benefits ($)	Total ($)
Vivian Liu	191,000(1)	--	--	--	191,000

(1)	Payable in biweekly installments through August 1, 2019.

PROPOSAL 2

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Overview

Our Board has unanimously approved an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of all outstanding shares of our common stock at an exchange ratio ranging from one-for-three (1:3) to one-for-ten (1:10). You are now being asked to vote upon this amendment to our amended and restated certificate of incorporation. Should we receive the required stockholder approval, the Board will have the sole authority to elect, at any time prior to June 7, 2019: (1) whether or not to effect a reverse stock split, and (2) if so, the number of whole shares of our common stock, between and including three and ten, which will be combined into one share of our common stock. The Board believes that providing the flexibility for the Board to choose an exact split ratio based on then-current market conditions is in the best interests of the Company and its stockholders. Even with stockholder approval of this proposal, the Board would not be obligated to pursue the reverse stock split. Rather, directors would have the flexibility to decide whether or not a reverse stock split (and at what ratio) would be in the best interests of the Company and its stockholders.

If approved by the stockholders and following such approval the Board determines that affecting a reverse stock split is in our best interests and those of our stockholders, the reverse stock split will become effective upon filing an amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares approved by the stockholders and selected by the Board within the limits set forth in this Proposal to be combined into one share of our common stock.

Although we presently intend to effect the reverse stock split only if necessary to regain compliance with The Nasdaq Capital Market’s minimum bid requirement, under Section 242(c) of the Delaware General Corporation Law, the Board has reserved the right, notwithstanding the stockholders’ approval of the proposed amendment of our amended and restated certificate of incorporation at the Annual Meeting, to abandon it at any time without further action by the stockholders. The Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment of our amended and restated certificate of incorporation, including overall trends in the stock market, recent changes and anticipated trends in the per share market price of our common stock, business developments, and our actual and projected financial performance. If the closing bid price of our common stock on The Nasdaq Capital Market reaches a minimum of $1.00 per share and remains at or above that level for a minimum of ten consecutive trading days (or longer, if required by the Nasdaq Listing Qualifications Panel), as discussed more fully below, the Board may decide to abandon the filing of the proposed amendment to our amended and restated certificate of incorporation. If the Board fails to implement a reverse stock split prior to June 7, 2019, stockholder approval again would be required prior to implementing any reverse stock split.

Purpose and Background of the Proposed Reverse Stock Split

Our primary objective in effectuating the reverse stock split would be to attempt to raise the per share trading price of our common stock in an effort to continue our listing on The Nasdaq Capital Market. To maintain listing, The Nasdaq Capital Market requires, among other things, that our common stock maintain a minimum bid of $1.00 per share.

On June 27, 2018, we received notice from Nasdaq that our common stock had failed to maintain Nasdaq’s minimum closing bid price requirement of $1.00 per share and that we were being given until December 24, 2018 to demonstrate compliance with this requirement or to face delisting of our common stock from The Nasdaq Capital Market. The Company was unable to regain compliance with the bid price requirement by December 24, 2018.  However, on December 28, 2018, the Company received a notice from Nasdaq granting the Company an additional 180 calendar days, or until June 24, 2019, to regain compliance with the minimum $1.00 bid price per share requirement for continued listing on The Nasdaq Capital Market. The Board is seeking approval for the authority to effectuate the reverse stock split as a means of increasing the share price of our common stock at or above $1.00 per share in order to avoid further action by The Nasdaq Capital Market. We expect that the reverse stock split will increase the bid price per share of our common stock above the $1.00 per share minimum price, thereby satisfying this listing requirement. However, there can be no assurance that the reverse stock split will have that effect, initially or in the future, or that it will enable us to maintain the listing of our common stock on The Nasdaq Capital Market.

In addition, we believe that the low per share market price of our common stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our stock.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the reverse stock split successfully increases the per share price of our common stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

We hope that the decrease in the number of shares of our outstanding common stock as a consequence of the reverse stock split, and the anticipated increase in the price per share, will encourage greater interest in our common stock by the financial community and the investing public, help us attract and retain employees and other service providers, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse stock split is effected, particularly if the price per share of our common stock begins to decline after the reverse stock split is effected.

There can be no assurance that the reverse stock split will achieve any of the desired results. There also can be no assurance that the price per share of our common stock immediately after the reverse stock split will increase proportionately with the reverse stock split, or that any increase will be sustained for any period of time.

If stockholders do not approve this Proposal and our stock price does not otherwise increase to greater than $1.00 per share for at least ten consecutive trading days before June 24, 2019, we expect our common stock to be subject to a delisting action by The Nasdaq Capital Market. We believe the reverse stock split is the most likely way to assist the stock price in reaching the minimum bid level required by The Nasdaq Capital Market, although effecting the reverse stock split cannot guarantee that we will be in compliance with the minimum bid requirement for even for the minimum ten-day trading period required by The Nasdaq Capital Market. Furthermore, the reverse stock split cannot guarantee we will be in compliance with the market capitalization, net worth or stockholders’ equity criteria required to maintain our Nasdaq Capital Market listing.

If our common stock were delisted from The Nasdaq Capital Market, trading of our common stock would thereafter be conducted on the OTC Bulletin Board or the “pink sheets”. As a result, a stockholder may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, our common stock. To relist shares of our common stock on The Nasdaq Capital Market, we would be required to meet the initial listing requirements for either The Nasdaq Capital Market or The Nasdaq Global Market, which are more stringent than the maintenance requirements.

If our common stock were delisted from The Nasdaq Capital Market and the price of our common stock were below $5.00 at such time, such stock would come within the definition of “penny stock” as defined in the Exchange Act and would be covered by Rule 15g-9 of the Exchange Act. That rule imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5 million or individuals with net worth in excess of $1 million or annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. These additional sales practice restrictions will make trading in our common stock more difficult and the market less efficient.

We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed reverse stock split is not intended to be an anti-takeover device.

The Reverse Stock Split May Not Result in an Increase in the Per Share Price of Our Common Stock; There Are Other Risks Associated with the Reverse Stock Split

We cannot predict whether the reverse stock split will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by The Nasdaq Capital Market;

•	we will otherwise meet the requirements for continued inclusion for trading on The Nasdaq Capital Market;

•	the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares outstanding before the reverse stock split;

•	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; or

•	the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Principal Effects of Reverse Stock Split on Market for Common Stock

On April 5, 2019, the closing bid price for our common stock on The Nasdaq Capital Market was $0.29 per share. By decreasing the number of shares of common stock outstanding without altering the aggregate economic interest represented by the shares, we believe the market price will be increased. The greater the market price rises above $1.00 per share, the less risk there will be that we will fail to meet the requirements for maintaining the listing of our common stock on The Nasdaq Capital Market. However, there can be no assurance that the market price of the common stock will rise to or maintain any particular level or that we will at all times be able to meet the requirements for maintaining the listing of our common stock on The Nasdaq Capital Market.

Principal Effects of Reverse Stock Split on Common Stock; No Fractional Shares

If stockholders approve granting the Board the authority to exercise its discretion to amend our amended and restated certificate of incorporation to effect a reverse stock split, and if the Board decides to effectuate such amendment and reverse stock split, the principal effect of the reverse stock split will be (i) to reduce the number of issued and outstanding shares of our common stock, in accordance and within the range of exchange ratios approved by the stockholders and selected by the Board in accordance with this Proposal, from approximately 22,149,147 shares to between and including approximately 7,383,049 and 2,214,915 shares, depending on which reverse stock ratio is determined by the Board and based upon the number of shares outstanding at the time such reverse stock split is effectuated.  The total number of shares of common stock each stockholder holds will be reclassified automatically into the number of shares of common stock equal to the number of shares of common stock each stockholder held immediately before the reverse stock split divided by the exchange ratio approved by the stockholders and determined by the Board as set forth in this Proposal.

The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests, except to the extent that the reverse stock split results in any stockholders owning a fractional share. Stockholders holding fractional shares because the number of shares of common stock they hold before the reverse stock split is not evenly divisible by the split ratio ultimately selected by the Board will be issued one whole share in exchange for any fractional share interest that such stockholder would have received as a result of the reverse stock split. If the reverse stock split is effectuated, the par value of our common stock and preferred stock will remain unchanged at $0.001 per share and we will continue to be subject to the periodic reporting requirements of the Exchange Act.

Upon effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding will increase substantially because the proposed amendment will not reduce the number of authorized shares while it will reduce the number of outstanding shares by a factor of between and including three and ten, depending on the exchange ratio selected by the Board. In other words, if stockholders approve this Proposal and our Board effectuates the reverse stock split, the number of authorized but unissued shares of common stock would increase from approximately 327,850,853 shares to between and including approximately 342,616,951 and 347,785,085 shares. If stockholders approve this Proposal, the Company will continue to have 2,000,000 authorized but unissued shares of preferred stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our common stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our common stock.

Principal Effects of Reverse Stock Split on Outstanding Options and Warrants

As of April 5, 2019, we had outstanding stock options to purchase an aggregate of 2,909,338 shares of common stock with exercise prices per share ranging from $.30 to $36.00 per share; warrants to purchase an aggregate of 16,681,788 shares of common stock with exercise prices per share ranging from $.01 to $31.00 per share; and debentures convertible into 55,668,889 shares of common stock.  Under the terms of the options and warrants, when the reverse stock split becomes effective, the number of shares of common stock covered by each of them will be reduced to between and including one-third and one-tenth the number currently covered and the exercise or conversion price per share will be increased by between and including three and ten times the current exercise or conversion price, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the reverse stock split. The number of shares reserved under our option plan will decrease to between and including one-third and one-tenth of the number of shares currently included in such plan.

Principal Effects of Reverse Stock Split on Legal Ability to Pay Dividends

The Board has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that the reverse stock split will have any effect with respect to future distributions, if any, to our holders of common stock.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced by a factor of between and including three and ten. In other words, stated capital will be reduced to between and including one-third and one-tenth of its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company). However, this Proposal is not being proposed to facilitate implementing a poison pill in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Exchange of Stock Certificates

If the reverse stock split is authorized by the stockholders, and the Board elects to implement the reverse split, stockholders will be notified as soon as practicable after the effective date that the reverse split has been effected. The Company’s transfer agent will act as “exchange agent” for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for post-reverse split shares, including whole shares to be issued in lieu of fractional shares (if any) in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split rounded up to the nearest whole share. No new post-reverse split share certificates, including those representing whole shares to be issued in lieu of fractional shares will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

Even if the stockholders approve the reverse stock split, the Board reserves the right to not effect the reverse stock split if in the Board’s opinion it would not be in our best interests or those of our stockholders to effect such reverse stock split.

No Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Material Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the reverse stock split to holders of our common stock and to the Company. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing, proposed and temporary Treasury Regulations promulgated thereunder, Internal Revenue Service (“IRS”) rulings, administrative pronouncements and judicial decisions in effect as of the date of this proxy statement, all of which are subject to change (possibly with retroactive effect) or to different interpretations. The summary does not address all aspects of federal income taxation that may apply to a stockholder as a result of the reverse stock split and is included for general information only. In addition, the summary does not address any state, local or non-U.S. income or other tax consequences of the reverse stock split.

The summary does not address tax consequences to stockholders that are subject to special tax rules, including, without limitation, banks, insurance companies, regulated investment companies, personal holding companies, non-U.S. entities, nonresident alien individuals, broker-dealers, S corporations, entities treated as partnerships or partners of such partnerships, persons who acquired our common stock pursuant to the exercise of compensatory stock options or the vesting of restricted shares of common stock, estates, trusts and tax-exempt entities. The summary further assumes that stockholders have held our common stock subject to the reverse stock split as a capital asset within the meaning of Section 1221 of the Code, and will continue to hold such common stock as a capital asset following the reverse stock split. No ruling from the IRS or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the reverse stock split.

THE FOLLOWING DISCUSSION IS BASED ON CURRENT LAW AND IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE REVERSE STOCK SPLIT. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. THIS DISCUSSION IS FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE TAX ADVICE.

We believe that the reverse stock split, if implemented, would be a tax-free recapitalization under the Code. If the reverse stock split qualifies as a recapitalization under the Code, then, generally, for United States federal income tax purposes, no gain or loss will be recognized by the Company in connection with the reverse stock split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split common stock for shares of post-split common stock. The post-split common stock in the hands of a stockholder following the reverse stock split will have an aggregate tax basis equal to the aggregate tax basis of the pre-split common stock held by that stockholder immediately prior to the reverse stock split. Similarly, a stockholder’s holding period for the post-split common stock will be the same as the holding period for the pre-split common stock exchanged therefor.

Alternative characterizations of the reverse stock split are possible. For example, while the reverse stock split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share may recognize gain for federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding alternative characterizations of the reverse stock split for federal income tax purposes.

THE COMPANY’S VIEW REGARDING THE TAX CONSEQUENCE OF THE REVERSE STOCK SPLIT IS NOT BINDING ON THE IRS OR THE COURTS. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISORS REGARDING ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Vote Required

This Proposal to approve granting the Board the authority to exercise its discretion to amend our amended and restated certificate of incorporation to effect a reverse stock split of our outstanding shares of common stock, if necessary to regain compliance with The Nasdaq Capital Market’s minimum bid requirement, at any exchange ratio including and between one-for-three (1:3) and one-for-ten (1:10), at any time by June 7, 2019, and once approved by the stockholders, the timing of the amendment, if at all, and the specific reverse split ratio to be effected, shall be determined in the sole discretion of our Board, will be approved if the holders of a majority of the shares of common stock outstanding as of April 5, 2019 and entitled to vote at the Annual Meeting vote in favor of this Proposal. As a result, abstentions and broker non-votes will have the same effect as votes “Against” this Proposal.

Board Recommendation

Our Board believes the approval of the amendment to our amended and restated certificate of incorporation in the form attached to this proxy statement as Appendix A to effect a reverse stock split, if necessary, by our stockholders is in the best interests of the Company and our stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE 2016 EQUITY INCENTIVE PLAN

We are proposing that our stockholders approve an amendment (the “Plan Amendment”) to our 2016 Equity Incentive Plan (as previously amended before the Plan Amendment, the “Plan”) in order to:

●	increase by 2,600,000 shares (to 3,925,000) the number of authorized shares of common stock available for issuance pursuant to awards under the Plan;

●

increase by 400,000 shares (to 800,000 shares) the aggregate maximum number of shares of common stock that a Plan participant may be granted under the Plan in any calendar year pursuant to stock options, stock appreciation rights, or share-denominated performance awards;

●

increase by 30,000 shares (to 50,000 shares) the aggregate maximum number of shares that may be granted under the Plan to any non-employee director of the Company in any calendar year, excluding awards under the Plan made in lieu of cash fees; and

●

increase to 3,925,000 shares the aggregate maximum number of shares of common stock that may be issued under the Plan as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

Our Board believes that the Plan is a vital component of our compensation programs, since it allows us the ability to compensate our employees, consultants and non-employee directors whose contributions are important to our success by offering them the opportunity to participate in our future performance, while at the same time providing an incentive to build long-term stockholder value. We operate in a competitive market and new hire grants are essential in helping us attract talented individuals. Likewise, annual grants are essential in helping us retain and motivate our most valuable employees. Both new hire grants and annual grants help keep employees’ interests aligned with the interests of our stockholders.

In view of the foregoing and for the reasons described below, on December 14, 2018, the Board approved the Plan Amendment, provided that the Plan Amendment is subject to approval by our stockholders and will be null and void if not approved by our stockholders prior to December 14, 2019. Therefore, our Board and management, recommend that stockholders approve the Plan Amendment. If our stockholders do not approve the Plan Amendment, the Plan will remain in effect but without the changes provided in the Plan Amendment, and stock options granted subsequent to the date of the approval of the Plan Amendment, to the extent in excess of the number of shares previously authorized for issuance under the Plan, will terminate and be deemed cancelled and void.

A copy of the Plan Amendment is attached to this proxy statement as Appendix B.

Background of the Plan and Plan Amendments; Dilutive Impact

On May 5, 2017, our stockholders approved the Plan originally with 600,000 authorized shares. The purpose of the Plan is to promote our interests and our stockholders’ interests by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of our Company, to offer such persons incentives to put forth maximum efforts for the success of our business, and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in our Company, thereby aligning the interests of such persons with our stockholders.

On June 22, 2018, our stockholders approved an increase (i) of 725,000 authorized shares (to 1,325,000 shares) available for issuance under the Plan; (ii) of 185,000 shares (to 400,000 shares) to the aggregate maximum number of shares of common stock that a Plan participate could be granted under the Plan in any calendar year; (iii) of 6,500 shares (to 20,000 shares) to the aggregate maximum number of shares of common stock that a non-employee director could be granted under the Plan in any calendar year; and (iv) to 1,325,000 shares representing the aggregate maximum number of share of common stock that could be issued under the Plan as incentive stock options.

Before giving effect to the Plan Amendment and awards granted under the Plan Amendment, as of March 31, 2019, there were 1,290,516 shares of common stock subject to outstanding awards under the Plan, with all such awards being in the form of stock options. Before giving effect to the Plan Amendment, 34,484 shares of our common stock remained available for grants under the Plan. The Board believes that this share reserve amount is insufficient to meet the future incentive needs of the Company and that the share reserve amount under the Plan should be increased to 3,925,000 shares in the aggregate.

In addition, before giving effect to the Plan Amendment, the aggregate maximum number of shares of common stock that a Plan participant could be granted under the Plan in any calendar year pursuant to stock options, stock appreciation rights, or share-denominated performance awards was limited to 400,000 shares (the “162(m) Sub-Limit”). Also, before giving effect to the Plan Amendment, the aggregate annual limit on grants to non-employee directors was limited to 20,000 shares (the “Non-Employee Director Sub-Limit”). Finally, before giving effect to the Plan Amendment, the aggregate maximum number of shares of common stock that could be issued under the Plan as incentive stock options under Section 422 of the Code was limited to 1,325,000 shares (the “ISO Sub-Limit”), which was inadvertently in excess of the aggregate reserve under the Plan. The Board believes that, in view of changes in the value of the Company’s common stock since the date of original adoption of the Plan and changes in the number of shares outstanding, as well as other changes in the Company’s business strategy and operations, the foregoing sub-limits are insufficient to meet the future incentive needs of the Company and should be increased to provide the Board with sufficient flexibility to recruit and retain employees, and the ISO Sub-Limit should be modified to be equal to the total number of shares reserved for issuance under the Plan.

The Board firmly believes that the approval of the Plan Amendment to increase the share reserve under the Plan and to increase the 162(m) Sub-Limit, Non-Employee Director Sub-Limit, and ISO Sub-Limit is essential to build and grow our business. The Board believes that equity awards in meaningful amounts motivate high levels of performance, align the interests of our employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. The Board believes that equity awards are a competitive necessity in the environment in which we operate and are essential to our continued success at recruiting and retaining the highly qualified technical and other key personnel who will help the Company meet its goals, as well as rewarding and encouraging current employees. The Board believes that the ability to continue to grant meaningful equity awards will be important to our future success. In setting the new amount of shares authorized under the Plan and the new sub-limits under the Plan (as set forth in the Plan Amendment), the Board considered, among other factors, the historical amounts of equity awards granted by the Company, the potential future grants over the next several years, and the recommendations by the Company’s CEO for other named executive officers.

Based solely on the closing price of our common stock as reported on the NASDAQ Capital Market on March 31, 2019, the maximum aggregate market value of the 2,600,000 additional shares that could potentially be issued under the Plan Amendment is approximately $762,000. However, the dilutive impact to stockholders would be less than this amount if non-full value awards (such as options or stock appreciation rights) are granted under the Plan Amendment, and the Board expects that most awards grated under the Plan Amendment will, in fact, likely be non-full value awards. Such calculation assumes that all 2,600,000 additional shares were issued as options or other non-full value awards. Also, to reduce the dilutive impact of our equity award grants on our stockholders’ interests, we actively administer our equity grant program to make use of our resources as effectively as possible.  Equity awards are generally limited to (1) those positions deemed critical to our future success, (2) individuals whose personal performance makes them highly valuable to us, and (3) essential new hires.

A summary of the material terms of the Plan, as amended by the Plan Amendment, is included below. The summary is entirely qualified by reference to the Plan as amended and restated to include the provisions of the Plan Amendment, which amendment and restatement is attached to this proxy statement as Appendix C (the “Amended Plan”). Stockholders are urged to carefully read the provisions of the Amended Plan.

Summary of the Amended Plan

Administration

The Compensation Committee administers the Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the Plan. Subject to the provisions of the Plan, the Compensation Committee may amend the terms of, or accelerate the exercisability of, an outstanding award. The Compensation Committee has authority to interpret the Plan and establish rules and regulations for the administration of the Plan.

The Compensation Committee may delegate its powers under the Plan to one or more officers or directors, except that such delegated officers will not be permitted to grant awards to any officers or Affiliate who are subject to Section 16 of the Exchange Act or in a manner as would cause the Plan not to comply with Section 162(m) of the Code, applicable exchange rules or applicable corporate law.

Eligibility

Any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to the Company or an affiliate, or any person to whom an offer of employment has been made, and who is selected by the Compensation Committee to participate, is eligible to receive an award under the Plan.

Shares Available for Awards

Currently, the aggregate number of shares that may be issued under all stock-based awards made under the Plan is 1,325,000 common shares. If the Plan Amendment is approved by the stockholders, 3,925,000 shares will be approved.  In addition, for stock options and stock appreciation rights (“SARs”), the aggregate number of shares with respect to which such awards are exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Plan. If awards under the Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards shall again become available for issuance under the Plan. However, under the following circumstances, shares will not again be available for issuance under the Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option, restricted stock unit or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.  In addition, awards that do not entitle the recipient to receive or purchase shares shall not be counted against the number of shares available for issuance under the Plan.

Certain awards under the Plan are subject to limitations. No person may be granted stock options, stock appreciation rights, or share-denominated performance awards under the Plan for more than 800,000 shares of our common stock in any calendar year (with this limit being 400,000 shares prior to the Plan Amendment).  The maximum amount payable to a participant within any taxable year under all performance awards denominated in cash may not exceed $6,000,000.  Non-employee directors may not be granted awards in any calendar year of more than 50,000 shares (20,000 shares prior to the Plan Amendment).

The Compensation Committee will adjust (i) the number of shares available under the Plan, (ii) the number and type of shares subject to outstanding awards and (iii) the share limits described above in the case of a dividend (other than a regular cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the Plan. Any adjustment determination made by the Compensation Committee or the Board shall be final, binding and conclusive.

Type of Awards and Terms and Conditions

 The Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable:

●	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, “options”);
●	stock appreciation rights;
●	restricted stock;
●	restricted stock units;
●	performance awards;
●	dividend equivalents; and
●	other stock-based awards.

Options and SARs

The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR.

Exercise Price. The Compensation Committee has the discretion to determine the exercise price and other terms of options and SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such option or SAR is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as discussed in the Plan.

Vesting. The Compensation Committee has the discretion to determine when and under what circumstances an option or SAR will vest.

Exercise. The Compensation Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Compensation Committee is not authorized under the Plan to accept a promissory note as consideration.

Expiration. Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except that, in the case of an ISO held by a 10% stockholder, the option may not be exercised more than five years from the date of grant.

Special Limitations on ISOs. In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant.

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee, to receive shares of our common stock at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to continued employment, passage of time and/or such performance conditions as are deemed appropriate by the Compensation Committee.  Unless otherwise specified by the Compensation Committee, upon a participant ceasing to provide service as an employee or a non-employee director, all unvested shares of restricted stock and restricted stock units shall be forfeited and reacquired by us.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee, but the Compensation Committee may not (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to an award prior to the date on which all performance-based conditions or restrictions on such award have been satisfied, waived or lapsed.

Performance Awards

The Plan authorizes the Compensation Committee to grant performance awards denominated or payable in cash, shares (including restricted stock and restricted stock unit awards), other securities, other awards or other property under the Plan that would have been intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code prior to the amendment to Section 162(m) made by the Tax Cuts and Jobs Act (“performance awards”). The Tax Cuts and Jobs Act removed the exemption for “performance-based compensation” from the deduction limit under Section 162(m) of the Code, so awards made after the effective date of the change cannot qualify as “performance-based compensation.” Performance awards will be conditioned solely upon the achievement of one or more objective performance goals established by the Compensation Committee within the time period formerly prescribed by Section 162(m) of the Code for “performance-based compensation.” The Compensation Committee must determine the length of the performance period, establish the performance goals for the performance period, and determine the amounts of the performance awards for each participant no later than 90 days after the beginning of each performance period according to the requirements of Section 162(m) of the Code that formerly applied to “performance-based compensation.”

Performance goals must be based solely on one or more of the following, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: economic value added; sales or revenue; costs or expenses; net profit after tax; gross profit; income; cash flow; earnings; earnings per share; earnings per share from continuing operations; returns; margins; ratios; budget comparisons; unit volume; stock price; net working capital; value creation; market share; market capitalization; workforce satisfaction and diversity goals; employee retention; production metrics; development milestones for clinical therapies; development; implementation or completion of key projects; or strategic plan development and implementation. Such goals may reflect absolute results of individual performance or organizational performance at various levels.  When establishing performance criteria, the Compensation Committee may allow the exclusion of charges related to an event or occurrence that the Compensation Committee determines should properly be excluded.

Under the Plan, following the close of each performance period, the Compensation Committee is required to certify that the applicable performance goals have been met prior to payment of any performance awards to participants.

Other Stock-Based Awards

The Compensation Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the Plan. No other stock-based awards shall contain a purchase right or option-like exercise feature.

Duration, Termination and Amendment

The Plan has a term of ten years expiring on July 7, 2026, unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend or modify the Plan. The Board shall require the approval of the stockholders of any amendment or modification of the Plan that would:  (i) be required under the rules or regulations of the Securities and Exchange Commission or NASDAQ, (ii) increase the number of shares authorized under the Plan, (iii) increase the annual participant share limits or annual cash award limits, (iv) permit a repricing of options or SARs, (v) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, or (vi) increase the maximum term of options or SARs. No amendment or modification of the Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award.

Effect of Corporate Transaction

Awards under the Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares, or any other similar corporate transaction with respect to us. In the event of such a corporate transaction, the Compensation Committee or the Board may provide for one or more of the following to occur upon the occurrence of the event (or immediately prior to such event, provided the event is consummated):

●

termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been received upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Compensation Committee or Board determines that no amount is realizable under the award as of the time of the transaction;

●	replacement of any award with other rights or property selected by the Compensation Committee or the Board;
●	the assumption of any award by the successor entity (or its parent or subsidiary or the arrangement for substitution for similar awards covering the stock of such successor entity;
●	acceleration of the exercisability or vesting of any award, notwithstanding the language in the participant’s award agreement; or
●	require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Clawback or Recoupment

All awards under the Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Compensation Committee or any applicable law, rule or regulation.

Income Tax Withholding

In order to comply with all applicable income tax laws and regulations, we may take appropriate action to ensure that all applicable taxes, which are the sole responsibility of the participant, are withheld or collected.  The Compensation Committee may allow the participant to satisfy any tax obligation by (a) electing to have a portion of the shares withheld that otherwise would be delivered upon exercise, receipt or the lapse of restrictions with respect to the award, or (b) electing to deliver to us shares of the Company other than shares received pursuant to the award with a fair market value equal to the amount of the tax obligation.

Limited Transferability of Awards

Except as otherwise provided by the Compensation Committee, no award or other right or interest of a participant under the Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable. If a transfer is allowed by the Compensation Committee (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Compensation Committee may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the Plan:

Grant of Options and SARs.  The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

Exercise of Incentive Stock Options.  Upon the exercise of an incentive stock option, no taxable income is realized by the optionee for purposes of regular federal income tax.  However, the optionee may be required to recognize income for purposes of the alternative minimum tax (“AMT”).  If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) the Company will not be entitled to a deduction for federal income tax purposes.

If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) the Company will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense.  Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

Exercise of Non-Qualified Stock Options and SARs.  Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount.  Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and generally are deductible by the Company.

The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or SAR will depend on how long the shares have been held.  Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under a non-qualified stock option or SAR.

Restricted Stock.  Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture.  However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions).  With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date.  However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares).  Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income.  The Company will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units, Performance Awards and Dividend Equivalents.  Recipients of grants of restricted stock units, performance awards or dividend equivalents (collectively, “deferred awards”) will not incur any federal income tax liability at the time the deferred awards are granted.  Deferred award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the deferred award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the deferred award.  Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income.  Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the deferred award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws.  The Company will be entitled to an income tax deduction for any amounts included by the deferred award holder as ordinary income.  For deferred awards that are payable in shares, the participant’s tax basis in the shares received pursuant thereto will be equal to the fair market value of the shares at the time the shares become payable.  Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Income Tax Deduction.  Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s covered employees. . This deduction limit applies to awards granted under the Plan. The covered employees for any fiscal year generally include any employee (a) who served as the Company’s chief executive officer or chief financial officer at any point during the fiscal year, (b) whose compensation was otherwise required to be included in the Company’s proxy statement by reason of being among the three highest compensated officers for the fiscal year, or (c) who was a covered employee for any preceding fiscal year beginning after December 31, 2016.

Delivery of Shares for Tax Obligation.  Under the Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to the Company to satisfy federal and state tax obligations.

Section 409A of the Internal Revenue Code.  The Compensation Committee will administer and interpret the Plan and all award agreements in a manner consistent with the intent to satisfy the requirements of Section 409A of the Code to avoid any adverse tax results thereunder to a holder of an award.  If any provision of the Plan or any award agreement would result in such adverse consequences, the Committee may amend that provision or take other necessary action to avoid any adverse tax results, and no such action will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the Plan.

Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act.  Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), a SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Code if the recipient has had a non-exempt acquisition of shares of Company stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of the Company’s income tax deduction will be determined as of the end of that period unless a special election is made by the recipient pursuant to Section 83(b) of the Code to recognize income as of the date the shares are received.

New Plan Benefits

The option grants described in the table below have been previously made with respect to the additional shares to be reserved for issuance under the Plan Amendment, provided that such options will not vest and will not be exercisable unless the Plan Amendment is approved by the Company’s stockholders on or before December 14, 2019. If stockholder approval of the Plan Amendment does not occur prior to December 14, 2019, the below-described grants will automatically terminate and be deemed cancelled and void. The following table provides information with respect to the number of shares underlying awards granted to our executive officers and directors who are not executive officers, under the Plan following approval of the Plan Amendment:

Name and Position	Number of Stock Options
Chris Xu, CEO	640,000
Jeff Cauble, Principal Financial and Accounting Officer	160,000
James Xu, General Counsel, Sr. Vice President of Legal Affairs and Cybersecurity	64,000
Executive Group	864,000	(1)
Non-Executive Group (10 persons)	848,000	(1)

(1)	Although a portion of these shares were available prior to giving effect to the Plan Amendment, these shares will be null and void if the Plan Amendment is not approved.

Aside from the grants described in the table above, the number of shares that may be granted to our Chief Executive Officer, executive officers, non-employee directors, and non-executive officers under the Amended Plan in the future is not determinable at this time, as such grants are subject to the discretion of the Compensation Committee or the Board.

Vote Required

This Proposal to approve the Plan Amendment will be approved if the majority of the votes cast at the Annual Meeting vote in favor of this Proposal. As a result, abstentions will have the same effect as a vote “Against” this Proposal and broker non-votes will have no effect on this Proposal.

Board Recommendation

Our Board believes the approval of the Plan Amendment by our stockholders is in the best interests of the Company and our stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 3.

EQUITY COMPENSATION PLANS

The following table provides information for all of the Company’s equity compensation plans in effect as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options and restricted stock (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
Equity compensation plans not approved by security holders(1)	1,712,000	$0.30	888,000
Total

(1) On December 14, 2018, the Board approved and adopted an amendment to the 2016 Equity Incentive Plan to increase the number of shares that may be issued by 2,600,000 shares. The amendment will be null and void if not approved by the Company’s stockholders prior to December 14, 2019.

On December 29, 2017, the Board of Directors of ThermoGenesis Corp., a wholly-owned subsidiary of the Company (“ThermoGenesis”), adopted the ThermoGenesis Corp. 2017 Equity Incentive Plan (the “ThermoGenesis Plan”) and on the same day granted options to purchase an aggregate of 280,000 shares of ThermoGenesis common stock to employees, directors, consultants, and advisors of ThermoGenesis. The ThermoGenesis Plan was unanimously approved by the ThermoGenesis stockholders (including the Company) on December 29, 2017.  The ThermoGenesis Plan authorizes the issuance of up to 1,000,000 shares of ThermoGenesis common stock, all of which may be issued as incentive stock options under Section 422 of the Code. The ThermoGenesis Plan is administered by the Compensation Committee of the ThermoGenesis Board of Directors, except that if such a committee is not appointed, the plan will be administered by the ThermoGenesis Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Convertible Promissory Note and Revolving Credit Agreement

In March 2017, the Company entered into a Credit Agreement (the “Credit Agreement”) with Boyalife Investment Fund II, Inc., which later merged into Boyalife Asset Holding II, Inc. (the “Lender”). The Lender is a wholly-owned subsidiary of Boyalife Group Inc., which is owned and controlled by the Company’s Chief Executive Officer and Chairman of the Board, Dr. Xu. The Credit Agreement, and its subsequent amendments, grants to the Company the right to borrow up to $10,000,000 (the “Loan”) at any time prior to March 6, 2022 (the “Maturity Date”). The Company has drawn down a total of $7,200,000 as of December 31, 2018.

The Credit Agreement and the Convertible Promissory Note issued thereunder (the “Note”) provide that the principal and all accrued and unpaid interest under the Loan will be due and payable on the Maturity Date, with payments of interest-only due on the last day of each calendar year. The Loan bears interest at 22% per annum, simple interest. As of December 31, 2018, the Company had $1,513,000 of interest accrued and payable included on the consolidated balance sheet. The Company has five business days after the Lender demands payment to pay the interest due before the Loan is considered in default. The Note can be prepaid in whole or in part by the Company at any time without penalty.

The Maturity Date of the Note is subject to acceleration at the option of the Lender upon customary events of default, which includes a breach of the Loan documents, termination of operations, or bankruptcy. The Lender’s obligation to make advances under the Loan is subject to the Company’s representations and warranties in the Credit Agreement continuing to be true at all times and there being no continuing event of default under the Note. The Credit Agreement provides that if the Lender at any time in the future purchases the Company’s blood and bone marrow processing device business, the Lender would refund to the Company legal fees expended by the Company in connection with certain litigation expenses funded by the Company with proceeds of the Loan.

The Credit Agreement and Note were amended on April 16, 2018 (“the Amended Credit Agreement”), which contained the following provisions:

●

The Lender was granted the right to convert, at any time, outstanding principal and accrued but unpaid interest under the Credit Agreement into shares of common stock at a conversion price equal to $1.61 per share, subject to customary adjustments for stock splits, reverse stock splits, and the like (the “Fixed Conversion Price”). Notwithstanding the foregoing, if the Note is converted after the Maturity Date, the conversion price of the Note will be the lower of the Fixed Conversion Price or an amount equal to 90% of the average volume-weighted average price of common stock during the 10 trading days immediately prior to the Maturity Date. Prior to the April 2018 amendment, the principal and accrued interest was convertible by the Lender only upon maturity of the obligation.

●

If the Company after April 16, 2018 issues shares of common stock, or is deemed to issue shares of common stock, prior to the full payment or conversion of the Note for a price per share lower than the Fixed Conversion Price then in effect, the Fixed Conversion Price will be reduced to the price per share paid in the future issuance, with certain customary exceptions for equity plan issuances and issuances pursuant to certain strategic transactions.

●

The Company has been granted the right to defer payment of the $657,000 interest payment that was originally due on December 31, 2017 until December 31, 2018, or if earlier, the date on which the Company completes a debt or equity financing transaction resulting in gross proceeds of $5.0 million or more. The Company paid the $657,000 interest payment in May 2018.

On May 7, 2018, the Company entered into an Amendment No. 1 to the Amended Credit Agreement with Boyalife Asset Holding II, Inc. The amendment amends the Company’s revolving line of credit facility by adding a provision securing it with a security interest in the Company’s shares of common stock of ThermoGenesis.

On May 18, 2018, the Company completed a public offering of its common stock for a purchase price of $0.60 per share. This offering lowered the effective Fixed Conversion Price from $1.61 to $0.60. On August 28, 2018, the Company completed a private placement transaction of its common stock for a purchase price of $0.18 per share. This offering lowered the effective Fixed Conversion Price from $0.60 to $0.18.

Distributor Agreement

On August 21, 2017, our now wholly-owned subsidiary, ThermoGenesis, entered into an International Distributor Agreement with Boyalife W.S.N. Under the terms of the agreement, Boyalife W.S.N. was granted the exclusive right, subject to existing distributors and customers (if any), to develop, sell to, and service a customer base for ThermoGenesis’ AXP (AutoXpress) System and BioArchive System in the People’s Republic of China (excluding Hong Kong and Taiwan), Singapore, Indonesia, and the Philippines (the ”Territories”). Boyalife W.S.N. is related to our Chief Executive Officer and Chairman of our Board, and an affiliate of Boyalife (Hong Kong) Limited, our largest stockholder. Boyalife W.S.N,’s rights under the agreement include the exclusive right to distribute AXP Disposable Blood Processing Sets and use rights to the AXP (AutoXpress) System, BioArchive System and other accessories used for the processing of stem cells from cord blood in the Territories. Boyalife W.S.N. is also appointed as the exclusive service provider to provide repairs and preventative maintenance to ThermoGenesis products in the Territories.

The term of the agreement is for three (3) years with ThermoGenesis having the right to renew the agreement for successive two-year periods at its option. However, ThermoGenesis has the right to terminate the agreement early if Boyalife W.S.N. fails to meet specified minimum purchase requirements.

Revenues

During the year ended December 31, 2018, the Company recorded $664,000 of revenues from Boyalife W.S.N. (“Boyalife”) and had an accounts receivable balance of $0 at December 31, 2018. During the six months ended December 31, 2017, the Company recorded $1,679,000 of revenues from Boyalife and had an accounts receivable balance of $862,000 at December 31, 2017. During the year ended June 30, 2017, the Company recorded $308,000 of revenues from Boyalife.

Bill Payment Arrangement

The Company entered into a bill payment arrangement whereby Boyalife Group Ltd. (“Payor”), the Company’s largest shareholder, agreed to pay the Company’s legal expenses payable to the Company’s attorney related to certain litigation involving SynGen (the “Bill Payment Arrangement”), although the Company remains jointly and severally liable for the payment of such legal fees. The terms of the Bill Payment Arrangement provided that the Company will reimburse Payor for any and all amounts paid by Payor in connection with the Bill Payment Arrangement under certain specified events. There is no interest payable on outstanding balance of related party payable. This litigation was terminated as part of the SynGen acquisition agreement. Invoices totaling $606,000 had previously been paid by Payor. The Company reimbursed the Payor for the full outstanding amount of $606,000 in May 2018.

License Agreement

On March 12, 2018, our now wholly-owned subsidiary, ThermoGenesis, entered into a License Agreement (the “Agreement”) with IncoCell Tianjin Ltd., a Chinese company and wholly-owned subsidiary of China-based Boyalife Group (“IncoCell”). Boyalife Group is an affiliate of the Company’s Chief Executive Officer and Chairman of the Board, and Boyalife (Hong Kong) Limited, the Company’s largest stockholder. Under the terms of the Agreement, IncoCell was granted the exclusive license to use the ThermoGenesis X-Series products in the conduct of IncoCell’s contract manufacturing and development operations in the People’s Republic of China, Japan, South Korea, Taiwan, Hong Kong, Macau, Singapore, Malaysia, Indonesia and India (the “Territories”).

Pursuant to the terms of the Agreement, ThermoGenesis has granted IncoCell an exclusive license to purchase and use, at a discounted purchase price, X-Series cellular processing research devices, consumables, and kits for use in the conduct of contract manufacturing and development services in the Territories. In exchange, ThermoGenesis is entitled to a percentage of IncoCell’s gross contract development revenues, including any potential upfront payments, future milestones or royalty payments, during the term of the Agreement. The term of the Agreement is ten years, provided that either party may terminate the Agreement earlier upon ninety (90) days’ prior notice to the other party.

Review, Approval or Ratification of Transactions with Related Persons

Although the Company has not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our Board. The term “related party transaction” refers to transactions required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee (i) reviews the financial statements, (ii) reviews management’s results of testing of the internal controls over the financial reporting process, (iii) reviews and concurs with managements appointment, termination or replacement of the CFO, (iv) consults with and reviews the services provided by the Company’s independent registered public accounting firm and makes recommendations to the Board regarding the selection of the independent registered public accounting firm, and (v) reviews reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies. The Company’s management has primary responsibility for preparing the financial statements and establishing the Company’s financial reporting process and internal control over financial reporting. Company management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. Depending on the reporting status of the Company, the independent registered public accounting firm may also be responsible for issuing a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibilities include oversight of these processes.

In accordance with Statements on Auditing Standards (SAS) No. 61 (codification of Statements on Auditing Standards, AU§ 380), as adopted by the Public Company Oversight Board in Rule 3200T, the audit committee had discussions with management and the independent registered public accounting firm regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from the Company and its management and the independent registered public accounting firm provided the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) Rule 3526, “Communication with Audit Committees Concerning Independence” and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee has also met and discussed with the Company’s management, and its independent registered public accounting firm, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company’s independent registered public accounting firm. In addition, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the specific results of audit investigations and examinations and the independent registered public accounting firm’s judgments regarding any and all of the above issues.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Respectfully submitted, CESCA THERAPEUTICS INC. AUDIT COMMITTEE Mr. Mark Westgate, Chairman Dr. Russell Medford Dr. Joseph Thomis

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the fees billed to us by Marcum LLP for the periods indicated below:

Fee Category	Fiscal 2018	2017TP	Fiscal 2017
Audit Fees(1)	$357,000	$217,000	$294,000
Audit-Related Fees	--	--	--
Tax Fees	--	--	--
All Other Fees(2)	--	--	--
Total Fees	$357,000	$217,000	$294,000

(1)

The audit fees consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements and capital market financings.

(2)

All other fees consist of fees for other permissible work performed that does not meet with the above category descriptions. There were no fees for other services by Marcum LLP for the six months ended December 31, 2017 and the fiscal years ended June 30, 2017 and December 31, 2018.

The Audit Committee pre-approves all audit and non-audit services to be, and has approved all of the foregoing audit and non-audit services, performed by the independent registered public accounting firm in accordance with the Audit Committee Charter.

PROPOSAL 4:

APPROVAL OF THE POTENTIAL ISSUANCE OF IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF AN OUTSTANDING CONVERTIBLE NOTE

Background and Description of Convertible Promissory Note

You are being asked to consider and vote upon a proposal (the “Share Issuance Proposal”) that provides for the potential issuance of a number of shares of our common stock in excess of 19.99% of our outstanding shares of common stock upon the conversion of a convertible promissory note that we issued in a private placement in January 2019.

On January 29, 2019, we entered into and closed a private placement under a Securities Purchase Agreement (the “Purchase Agreement”) with Orbrex (USA) Co. Limited (the “Investor”) pursuant to which we issued and sold to the Investor an unsecured convertible promissory note in the original principal amount of $800,000 (the “Convertible Note”).  The Convertible Note is convertible after six months from the issuance date into shares of our common stock at a conversion price equal to the lower of (a) $0.18 per share and (b) 90% of the closing sale price of our common stock on the date of conversion (subject to a floor conversion price of $0.05) (the “Conversion Price”).   However, the Convertible Note is not convertible at all unless and until the issuance of the shares of common stock pursuant to the conversion of the Convertible Note is approved at that Annual Meeting (the “Stockholder Approval Requirement”).

The Convertible Note bears interest at the rate of twenty-four percent (24%) per annum and is payable quarterly in arrears. Unless sooner converted, all principal under the Convertible Note, together with all accrued and unpaid interest thereupon, will be due and payable eighteen (18) months from the date of the issuance of the Convertible Note (the “Maturity Date”). However, if our stockholders do not approve the issuance of common stock upon the conversion of the Convertible Note at the Annual Meeting, the Maturity Date will accelerate to the date that is fourteen (14) days after the Annual Meeting. The Convertible Note may be prepaid by the Company without penalty at any time after it becomes convertible, at which time the Investor will have the right to convert the Convertible Note before prepayment thereof.

On the date that is six (6) months after the issuance of the Convertible Note but subject to the Stockholder Approval Requirement, and for so long thereafter as any principal and accrued but unpaid interest under the Convertible Note remains outstanding, the Investor may convert the Convertible Note, in whole or in part, into a number of shares of common stock equal to (i) the principal amount being converted, together with any accrued or unpaid interest thereon, divided by (ii) the Conversion Price in effect at the time of conversion. The Investor does not have the right to exercise any portion of the Convertible Note if the Investor, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise.

The Convertible Note contains customary events of default, including the suspension or failure of our common stock to be traded on a trading platform, our failure to pay interest or principal when due, or if we seek file for bankruptcy or take some other similar action for the benefit of creditors. In the event of any default under the Convertible Note, the Investor may accelerate all outstanding interest and principal due under the Convertible Note.

The Investor is an affiliate of Yuan Lan Fang.  On August 28, 2018, we entered into a separate private placement with Ms. Yuan pursuant to which we issued and sold to her 1,000,000 shares of our common stock for a purchase price of $0.18 per share and 2,965,000 pre-funded warrants for a purchase price of $0.17 per pre-funded warrant. Each pre-funded warrant was immediately exercisable for one share of our common stock at an exercise price of $0.01 per share and remains exercisable until exercised in full. Ms. Yuan does not have the right to exercise any portion of the pre-funded warrant if Ms. Yuan, together with her affiliates (including the Investor), would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise. As of April 5, 2019, Ms. Yuan continues to hold 2,465,000 of these pre-funded warrants.  On April 18, 2019, we entered in a separate securities purchase agreement with Ms. Yuan pursuant to which she agreed to purchase 4,444,444 pre-funded warrants at a price of $0.17 per share.  The purchase of these pre-funded warrants has materially the same terms as the pre-funded warrants purchased in August 2018.

As of March 31, 2019, the outstanding principal balance of the Convertible Note was $800,000, and accrued but unpaid interest was $32,000.

Why We Need Stockholder Approval

Because our common stock is traded on The Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d)(2).  Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price of our common stock immediately preceding the execution of the Convertible Note and (ii) the average closing price of our common stock for the five trading days immediately preceding the execution of the Convertible Note (the “Minimum Price”).  On January 28, 2019, the closing price of our common stock was $0.36 and the average closing price of our common stock for the five trading days immediately preceding January 29, 2019 was $0.33.  As the Conversion Price is below the Minimum Price, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d)(2). The Stockholder Approval Requirement was incorporated into the Convertible Note in order to comply with Nasdaq Listing Rule 5635(d)(2).  Our Board has determined that it would be advisable and in the best interest of the Company and our stockholders to enable the Investor to be repaid under the Convertible Note through exercise of the Investor’s conversion rights thereunder rather than in cash.

Potential Effects of Approval of this Proposal

If the Share Issuance Proposal is approved, the issuance of shares of our common stock upon conversion would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.  For example, if the entire principal balance and accrued but unpaid interest under the Convertible Note as of May 1, 2019 in the amount of $838,400 were converted at a Conversion Price of $0.18 per share, then the conversion would result in the issuance of 4,657,778 shares of our common stock, which would increase our common stock outstanding as of April 5, 2019 from 22,149,147 shares to 26,806,925 shares (an increase of 21%).  Either a decrease in the Conversion Price below $0.18 or an increase in the balance and unpaid interest under the Convertible Note would increase the number of shares of common stock issued in a conversion under the Convertible Note.

The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Potential Effects of Non-Approval of this Proposal

If the Share Issuance Proposal is not approved by the stockholders, the Convertible Note would not be convertible and would become due and payable fourteen days after the Annual Meeting.  In such event, the Company may not have the resources to satisfy the Convertible Note at maturity, or the Company’s satisfaction of the Convertible Note may materially impair the Company’s working capital.  The inability to discharge such indebtedness may also materially adversely affect the Company’s ability to raise capital from third parties on attractive terms, if at all.

Vote Required

This Proposal to approve the potential issuance of in excess of 19.99% of our outstanding common stock upon the conversion of the Convertible Note will be approved if the majority of the votes cast at the Annual Meeting vote in favor of this Proposal. As a result, abstentions will have the same effect as a vote “Against” this Proposal and broker non-votes will have no effect on this Proposal.

Board Recommendation

Our Board believes the approval of the Share Issuance Proposal by our stockholders is in the best interests of the Company and our stockholders.

THE BOARD UNANIMOUSLY
RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5

RATIFICATION OF MARCUM LLP

The Audit Committee of the Board has appointed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2019. Marcum also served as the Company’s independent registered public accounting firm for our 2018 fiscal year. The Board concurs with the appointment and is submitting the appointment of Marcum as our independent registered public accounting firm for stockholder ratification at the annual meeting.

Our Bylaws do not require that the stockholders ratify the appointment of Marcum as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Marcum, but may retain Marcum in any event. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

We expect that representatives of Marcum will be either physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

Vote Required

This Proposal to approve, in an advisory capacity, Marcum as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2019 will be approved if the majority of the votes cast at the Annual Meeting vote in favor of this Proposal. As a result, abstentions will have the same effect as a vote “Against” this Proposal and broker non-votes will have no effect on this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 5.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT
CESCA THERAPEUTICS INC. ANNUAL MEETING

Our restated bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by a stockholder.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ prior notice of the date of the meeting is given to stockholders, then the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.  Such notice must include those items specified in our revised bylaws and must be received at our principal executive offices by March 31, 2020 to be considered timely for the 2020 Annual Meeting.

Stockholder proposals intended for inclusion in our 2020 annual meeting proxy statement pursuant to Rule 14a-8 must be received by us no later than August 31, 2019. Any such proposal must comply with Rule 14a-8 of the Exchange Act.

Notices of intention to present proposals at an annual meeting should be addressed to the Corporate Secretary, Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

Additional Copies of Reports

The Annual Report on Form 10-K for the twelve months ended December 31, 2018, including audited consolidated financial statements, may be mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by accessing the SEC’s website at www.sec.gov. Additional copies of the Company’s Annual Report on Form 10-K filed with the SEC for the twelve months ended December 31, 2018, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, California 95742, Attention: Corporate Secretary.

Communications with the Board

Stockholders may send communications to the Board (or, at the stockholder’s option, to a specific director) by writing to the Corporate Secretary, c/o Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Corporate Secretary will ensure that the communication is delivered to the Board or the specified director, as applicable.

Multiple Stockholders Sharing the Same Address

Pursuant to the rules of the SEC, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s annual report to stockholders and proxy statement, unless the Company has received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to stockholders and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. For future deliveries of annual reports to stockholders and/or proxy statements, stockholders may also request that we deliver multiple copies at a shared address to which a single copy of each document was delivered. Stockholders sharing an address who are currently receiving multiple copies of the annual report to stockholders and/or proxy statement may also request delivery of a single copy. Stockholders may notify the Company of their requests by writing to the Corporate Secretary, c/o Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, California 95742 or calling Cesca Therapeutics Inc. at (916) 858-5100.

OTHER BUSINESS AT THE CESCA THERAPEUTICS INC. ANNUAL MEETING

We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting, including adjournment, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors, /s/ Mr. James Xu Corporate Secretary

May 3, 2019
Rancho Cordova, California

Appendix A

FORM OF CERTIFICATE OF AMENDMENT TO THE
SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CESCA THERAPEUTICS INC.

Adopted in accordance with the provisions
of Section 242 of the General Corporation
Law of the State of Delaware

Cesca Therapeutics Inc., (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Sixth Amended and Restated Certificate of Incorporation to reclassify, change, and convert each [•] ([•]) outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, into one (1) share of Common Stock, par value $0.001 per share; (ii) declaring such amendment to be advisable and (iii) directing that such amendment be considered at the Annual Meeting of Stockholders held on May 30, 2019.

SECOND: That upon the effectiveness of this Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation, the Sixth Amended and Restated Certificate of Incorporation is hereby amended by replacing the second paragraph of Article FOURTH in its entirety to read as follows:

“Each [•] ([•]) shares of the Common Stock, par value $0.001 per share, of the Corporation issued and outstanding or held in treasury as of 5:00 p.m. Pacific Time on the date this Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”) shall be reclassified as and changed into one (1) share of Common Stock, par value $0.001 per share, of the Corporation, without any action by the holders thereof. The fractional interest held by each Stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by [•], shall be reclassified as and changed into one (1) share of Common Stock, par value $0.001 per share.”

THIRD: That, in accordance with the provisions of the Delaware General Corporation Law, the holders of a majority of the outstanding Common Stock of the Corporation entitled to vote thereon affirmatively voted in favor of the amendment at the Annual Meeting of Stockholders held on May 30, 2019.

FOURTH: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and stockholders of the Corporation.

* * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation to be executed by Xiaochun (Chris) Xu, Ph.D., its Chief Executive Officer, this         day of           , 2019.

CESCA THERAPEUTICS INC.

By:
Xiaochun (Chris) Xu, Ph.D.
Chief Executive Officer

A-1

Appendix B

THIRD AMENDMENT TO

CESCA THERAPEUTICS INC.

AMENDED 2016 EQUITY INCENTIVE PLAN

THIS THIRD AMENDMENT TO THE CESCA THERAPEUTICS INC. AMENDED 2016 EQUITY INCENTIVE PLAN (this “Amendment”) is adopted and approved by the Board of Directors of Cesca Therapeutics, Inc., a Delaware corporation (the “Company”), as of December 14, 2018. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Board of Directors of the Company adopted the Cesca Therapeutics Inc. 2016 Equity Incentive Plan (the “Plan”) on July 7, 2016, subject to stockholder approval of the Plan within twelve (12) months after such date;

WHEREAS, under the Plan as originally adopted, an aggregate of 325,000 shares of Company common stock were made available for the issuance of awards under the Plan;

WHEREAS, the Board of Directors amended the Plan on March 16, 2017 to increase the aggregate number of shares available for awards under the Plan to 600,000 (the “March 2017 Amendment”), and the Plan (as amended by the March 2017 Amendment) was approved by the stockholders of the Company on May 5, 2017;

WHEREAS, the Board of Directors further amended the Plan on November 13, 2017 to, among other things, increase the aggregate number of shares available for awards under the Plan to 1,325,000 (the “November 2017 Amendment”);

WHEREAS, the November 2017 Amendment was approved by the stockholders of the Company on June 22, 2018; and

WHEREAS, the Company desires to further amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Amended Plan be and hereby is amended as follows:

1. Section 4(a) of the Amended Plan is hereby amended by deleting said section in its entirety and replacing it with the following:

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 3,925,000 Shares.

2. Section 4(d)(i) of the Amended Plan is hereby amended by deleting said section in its entirety and replacing it with the following:

(i) Section 162(m) Limitation for Awards Denominated in Shares. No Eligible Person may be granted any Stock Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 800,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

B-1

3. Section 4(d)(iii) of the Amended Plan is hereby amended by deleting said section in its entirety and replacing it with the following:

(iii) Limitation for Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate 50,000 Shares in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

4. Section 6(a)(iv)(A) of the Amended Plan is hereby amended by deleting said section in its entirety and replacing it with the following:

(A) The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 3,925,000 Shares.

5. This Amendment shall become null and void on the first anniversary of the date of this Amendment if the Amendment is not duly approved by the stockholders of the Company prior to the first anniversary of the date of this Amendment.

6. This Amendment shall be and is hereby incorporated in and forms a part of the Amended Plan.

7. Except as specifically set forth herein, the Plan, as amended prior to the date hereof, shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment is executed by the duly elected Secretary of the Company effective as of the date first set forth above.

James Xu, Esq., Secretary

B-2

Appendix C

amended 2016 EQUITY INCENTIVE PLAN

Section 1.     Purpose and Effective Date

(a)      Purpose. The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

(b)      Effective Date. The Plan was adopted by the Board on July 7, 2016 (the “Effective Date”), subject to approval by the Company’s stockholders within twelve (12) months following the Effective Date. Awards may be granted under this Plan on and after the Effective Date, provided that any Awards granted prior to the date that the Plan is approved by the Company’s stockholders shall be conditioned on such stockholder approval. If the Plan is not approved by the Company’s stockholders within (12) months following the Effective Date, the Plan shall be terminated without further action, and any Awards granted prior to such stockholder approval date shall be forfeited and canceled. Under the terms of all Awards granted prior to stockholder approval of the Plan, no exercise of Options nor the issuance of any Shares thereunder shall be permitted until stockholder approval of the Plan is attained.

(c)      Prior Plan. If the Company’s stockholders approve this Plan, then the Prior Plan will terminate on the date of such stockholder approval, and no new awards will be granted under the Prior Plan after such termination date; provided that the Prior Plan will continue to govern awards outstanding as of the date of the Prior Plan’s termination and such awards shall continue in force and effect until fully distributed or terminated pursuant to their terms.

Section 2.     Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)      “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)      “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)      “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)      “Board” shall mean the Board of Directors of the Company.

(e)      “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)      “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m).

(g)      “Company” shall mean Cesca Therapeutics Inc. and any successor corporation.

(h)      “Director” shall mean a member of the Board.

(i)      “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(j)      “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(k)      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)      “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be the closing price of one Share as reported on the NASDAQ Capital Market or any other securities exchange where the Shares are then listed on such date or, if the applicable securities exchange is not open for trading on such date, on the most recent preceding date when such exchange is open for trading.

(m)      “Full Value Award” shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.

(n)      “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(o)      “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(p)      “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(q)      “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(r)      “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s)      “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t)      “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:

●	economic value added (EVA);
●	sales or revenue;
●	costs or expenses;
●	net profit after tax;
●	gross profit;
●	income (including without limitation operating income, pre-tax income and income attributable to the Company);
●	cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);
●

earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

●	earnings per share (EPS) (basic or diluted);
●	earnings per share from continuing operations;
●

returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total shareholder return (TSR) and total business return (TBR));

●	margins (including one or more of gross, operating and net income margin);
●	ratios (including one or more of price-to-earnings, debt-to-assets, debt-to-net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk);
●	budget comparisons;
●	unit volume;
●	stock price;
●	net working capital;
●	value creation;
●	market share;
●	market capitalization;
●	workforce satisfaction and diversity goals;
●	employee retention;
●	production metrics;

●	development milestones for clinical therapies;
●	development;
●	implementation or completion of key projects;
●	strategic plan development and implementation.

Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including but not limited to (X) asset-write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect). To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to stockholders and obtaining stockholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining stockholder approval.

(u)      “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(v)      “Plan” shall mean the Cesca Therapeutics Inc. 2016 Equity Incentive Plan, as amended from time to time.

(w)      “Prior Plan” shall mean the Amended and Restated Cesca Therapeutics Inc. 2006 Equity Incentive Plan.

(x)      “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(y)      “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(z)      “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(aa)     “Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

(bb)     “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(cc)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(dd)     “Share” or “Shares” shall mean common shares $.001 par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(ee)     “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(ff)     “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.    Administration

(a)    Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:

(i)	designate Participants;

(ii)	determine the type or types of Awards to be granted to each Participant under the Plan;

(iii)	determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award;

(iv)

determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award;

(v)	amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7;

(vi)	accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7,

(vii)

determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7;

(viii)

determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A;

(ix)	interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(x)	establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(xi)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xii)

adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)    Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority

(i)	with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or

(ii)	in such a manner as would cause the Plan not to comply with the requirements of Section 162(m), applicable exchange rules or applicable corporate law.

(c)    Power and Authority of the Board. Notwithstanding anything to the contrary contained herein,

(i)

the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m); and

(ii)

only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d)    Indemnification. To the full extent permitted by law,

(i)

no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and

(ii)

the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.    Shares Available for Awards

(a)     Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 3,925,000 Shares.

(b)     Counting Shares. For purposes of this Section 4, except as set forth in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by an Option or a Stock Appreciation Right, the aggregate number of Shares with respect to which the Option or Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon exercise or settlement). With respect to any Full Value Award, the number of Shares available for Awards under the Plan shall be reduced by 2 Shares for each Share covered by the Full Value Award.

(i)

Shares Added Back to Reserve. Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (except as otherwise provided under Section 4(b)(ii) below), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to this Section 4(b) against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)

Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (a) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (b) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (c) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (d) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)

Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)     Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

(i)	the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards,

(ii)	the number and type of Shares (or other securities or other property) subject to outstanding Awards,

(iii)	the purchase price or exercise price with respect to any Award and

(iv)

the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)     Award Limitations Under the Plan. The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other stockholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(i)

Section 162(m) Limitation for Awards Denominated in Shares. No Eligible Person may be granted any Stock Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 800,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)

Section 162(m) Limitation for Performance Awards Denominated in Cash. The maximum amount payable pursuant to all Performance Awards denominated in cash to any Eligible Person in the aggregate in any calendar year shall be $6,000,000 in value. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i).

(iii)

Limitation for Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate 50,000 Shares in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5.    Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.    Awards

(a)     Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.

(iii)

Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)

Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)

Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 3,925,000 Shares.

(B)

The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)

All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(D)

Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)

The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)

Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)     Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)     Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)

Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)

Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)    Performance Awards. The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan

(i)	may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and

(ii)

shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.

(iii)

Timing of Designations; Duration of Performance Periods. For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

(iv)

Certification. Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

(e)    Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f)     Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.

(g)    General

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)

Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)

Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)

Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)

Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)

Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vii)

Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(viii)

Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7.    Amendment and Termination; Corrections

(a)     Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)

amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)

make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a)of the Plan;

(iii)

increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to the Plan;

(iv)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;

(v)

permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b).

(b)    Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)

either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)

that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)

that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)    Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.   Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements if required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.

Section 9.  General Provisions

(a)     No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)     Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)     Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)     No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)     No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)     No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)     Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)     Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)     No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)     Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)     Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.   Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

Section 11.   Term of the Plan

No Award shall be granted under the Plan after, and the Plan shall terminate, on July 7, 2026 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first stockholder meeting to occur in the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the stockholders. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Annual Meeting Proxy Card

A. Proposals - The Board of Directors Recommend a vote FOR all nominees listed and FOR Proposals 2 – 5.

1)	Election of Directors:

01 – Xiaochun Xu	FOR☐	WITHOLD☐
02 – Russell Medford	FOR☐	WITHOLD☐
03 – Joseph Thomis	FOR☐	WITHOLD☐
04 – Mark Westgate	FOR☐	WITHOLD☐
04 – James Xu	FOR☐	WITHOLD☐

2)	To approve an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse split.	FOR☐ WITHOLD☐ ABSTAIN☐

3)	To approve an amendment to the Company’s 2016 Equity Incentive Plan.	FOR☐ WITHOLD☐ ABSTAIN☐

4)	To approve the potential issuance of in excess of 19.99% of our outstanding common stock upon the conversion of an outstanding convertible note.	FOR☐ WITHOLD☐ ABSTAIN☐

5)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.	FOR☐ WITHOLD☐ ABSTAIN☐

NOTE: Such other business as may property come before the meeting or any adjournment thereof

B. Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administer, corporate office, trustee, guardian, or custodian, please give full title.

Please sign your name:		Date:
(Authorized Signature(s)

(Authorized Signature(s)

Annual Meeting of Cesca Therapeutics Inc. Stockholders

May 30, 2019, 9:00 AM PT

San Francisco Airport Marriott Waterfront

1800 Old Bayshore Highway, Burlingame, CA 94010

This Proxy is Solicited on Behalf of the Board of Directors of

Cesca Therapeutics Inc.

Cesca Therapeutics Inc.

Notice of Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting – May 30, 2019

Dr. Xiaochun Xu and Mr. James Xu, or any of them, each with the power of substitution are hereby authorized to present and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholder for Cesca Therapeutics Inc. to be held on May 30, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 – 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

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